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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported) June 30, 1998
                                                        ---------------

                              RACOM SYSTEMS, INC.
                              -------------------
           (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
              (State of or other jurisdiction of incorporation)


                                  000-21907
                                  ---------
                          (Commission File Number)

                                  84-1182875
                                  ----------
                       (IRS Employer Identification No.)

               6080 Greenwood Plaza Blvd., Greenwood Village, CO
               -------------------------------------------------
                   (Address of principal executive offices)

                                    80111
                                    -----
                                  (Zip Code)

                                 303-771-2077
                                 ------------
                    (Telephone number, including area code)

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ITEM 5 - OTHER EVENTS

     Racom Systems, Inc. announced today that its President and CEO, Richard L. Horton, has resigned to pursue personal interests. John A. Hinds, currently Chairman of Racom's Board, has assumed the additional responsibility as Racom's Acting CEO while a replacement for Mr. Horton is recruited. Mr. Hinds joined Racom's Board in December 1997 after serving as an Executive Vice President of Verifone and President of AT&T International.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RACOM SYSTEMS, INC.


                                              By:  /s/ John A. Hinds
                                                 -------------------------------
                                                       John A. Hinds
                                                 Acting CEO and Acting President

Date: June 30, 1998